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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 13, 2004



                         ALPHA TECHNOLOGIES GROUP, INC.

               (Exact name of registrant as specified in charter)


          Delaware                       01-14365                 76-0079338
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


          11990 San Vicente Boulevard, Suite 350, Los Angeles, CA 90049
          -------------------------------------------------------------
                    (Address of principal executive offices)


         Registrant's telephone number, including area code 310-566-4005
                                                            ------------

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 13, 2004, the registrant issued a press release to report results for its third fiscal quarter ended July 25, 2004. This press release is furnished as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1 Press Release issued by Alpha Technologies Group, Inc. dated September 13, 2004.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.



                                             Alpha Technologies Group, Inc.
                                             ------------------------------
                                             (Registrant)





                                             By: /s/ James Polakiewicz
                                                 -------------------------------
Date: September 13, 2004                         James J. Polakiewicz,
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)